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                                                                    Exhibit 10.2

                                 March 19, 2003

Navigant International, Inc.
84 Inverness Circle East
Englewood, CO 80112
Attention: General Counsel

     Re:  Third Amendment to Note Purchase Agreements

Ladies and Gentlemen:

     Reference is made to (1) the Note Purchase Agreement, dated as of November 15, 2000, by and between Navigant International, Inc., a Delaware corporation (the "Company"), and The Prudential Insurance Company of America, (2) the Note Purchase Agreement, dated as of November 15, 2000, by and between the Company, on the one hand, and Security Life of Denver Insurance Company, USG Annuity & Life Company, Northern Life Insurance Company, Reliastar Life Insurance Company, Reliastar Life Insurance Company of New York and Security Connecticut Life Insurance Company, on the other hand, (3) the Note Purchase Agreement, dated as of November 15, 2000, by and between the Company and Teachers Insurance and Annuity Association of America, (4) the Note Purchase Agreement, dated as of November 15, 2000, by and between the Company and The Guardian Life Insurance Company of America and (5) the Note Purchase Agreement, dated as of November 15, 2000, by and between the Company and Hartford Life Insurance Company (as amended and as further amended from time to time, each a "Note Purchase Agreement"; collectively, the "Note Purchase Agreements"). Capitalized terms not defined herein shall have the meanings given to such terms in the Note Purchase Agreements.

     Pursuant to the request of the Company and the provisions of Section 17.1 of the Note Purchase Agreements, each of the undersigned agrees to amend the respective Note Purchase Agreement to which it is a party, subject to the conditions and in reliance on the representations and warranties and agreements set forth herein.

     In consideration of the foregoing recitals, the parties hereto agree as follows:

     1.   Amendments to Note Purchase Agreements.

          1.1 Section 10.5 of each Note Purchase Agreement is amended and restated as of December 30, 2002 in its entirety, as follows:

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Navigant International, Inc.
March 19, 2003
Page Two

          10.5 Debt to EBITDA.

     The Company will not permit the ratio of: (i) Consolidated Debt at any time during the applicable period set forth below; to (ii) Consolidated EBITDA, based upon the financial statements of the Company and its Restricted Subsidiaries for the then most recently completed four fiscal quarters, to be greater than the applicable amounts set forth opposite the periods below:

          Period                                        Ratio
          ------                                        ---------
          December 30, 2002 through March 29, 2003      3.25:1.00
          March 30, 2003 through June 28, 2003          3.00:1.00
          Thereafter                                    2.75:1.00

          1.2 The first paragraph of Section 4(a) of the Second Amendment to Note Purchase Agreement, dated as of February 11, 2002 (as the same may be amended, restated or supplemented from time to time, the "Second Amendment"), by and between each of the undersigned holders of Notes, on the one hand, and the Company and the Guarantors, on the other hand, is hereby amended and restated in its entirety as follows:

          (a) Until December 29, 2003 (the "Trigger Date"), the Company will not, and will not permit any of its Restricted Subsidiaries to: (A) lend money or extend credit or make advances to any Person, or purchase or acquire any capital stock, obligations or securities of, or any other interest in, or make any capital contribution to, or otherwise make an Investment in, any Person except for Allowed Investments (as defined below); (B) at any time declare or make, or incur any liability to declare or make, any Restricted Payment; or (C) acquire (x) all or any portion of the capital stock or other ownership interest in any Person, or any other securities convertible into or exchangeable for, or warrants exercisable for, the capital stock or other ownership interest in any such Person or (y) all or any substantial portion of the assets, property or operations of a Person; provided, however, that the Company or a Restricted Subsidiary may make acquisitions otherwise prohibited by this clause (C) and/or the immediately preceding clause (A) if the aggregate Fair Market Value of the aggregate consideration given by the Company and its Restricted Subsidiaries in the transaction or series of transactions constituting such acquisition does not exceed $3 million and if such consideration is comprised solely of (i) capital stock of the Company and/or (ii) earnout payments provided that such earnout payments shall be funded exclusively from the revenues of the Person acquired in such acquisition (or from the assets, property or operations acquired in such acquisition) that are booked after the consummation of the applicable acquisition, and for the two-year period immediately following such acquisition, the maximum amount of such earnout payments shall not exceed 15% of the revenues of the Person acquired in such acquisition (or from the assets, property or operations

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Navigant International, Inc.
March 19, 2003
Page Three

acquired in such acquisition). Until the Trigger Date, within 45 days after the end of each quarterly fiscal period in each fiscal year of the Company, the Company shall deliver to each holder of Notes a report with respect to each acquisition made during such quarter, detailing the aggregate consideration paid in such acquisition, the form of consideration, and the revenues for such quarter of each Person (or assets, property or operations) acquired after the date of this letter agreement.

          1.3 Section 4(b) to the Second Amendment is hereby amended and restated in its entirety as follows:

          (b) Until the Trigger Date, the Company will not, and will not permit any of its Restricted Subsidiaries to, make or commit to make Consolidated Capital Expenditures during any fiscal quarter in an aggregate amount in excess of $2,000,000 plus the unused amount available for Consolidated Capital Expenditures under this covenant for the immediately preceding fiscal quarter (excluding any carry-forward available from any prior fiscal quarter and provided that, with respect to any fiscal quarter, Consolidated Capital Expenditures made during such fiscal quarter shall be deemed to be made first with respect to the applicable limitation for such fiscal quarter and then with respect to any carry-forward from the immediately preceding fiscal quarter). For purpose of this covenant, "Consolidated Capital Expenditures" means, for any period for the Company and its Restricted Subsidiaries, without duplication, all expenditures (whether paid in cash or other consideration) during such period that, in accordance with GAAP, are or should be included in additions to property, plant and equipment or similar items reflected in the consolidated statement of cash flows for such period; provided that Consolidated Capital Expenditures shall not include, for purposes hereof, expenditures of proceeds of insurance settlements, condemnation awards and other settlements in respect of lost, destroyed, damaged or condemned assets, equipment or other property to the extent such expenditures are made to replace or repair such lost, destroyed, damaged or condemned assets, equipment or other property or otherwise to acquire assets or properties useful in the business of the Company and its Restricted Subsidiaries within 12 months of receipt of such proceeds.

     2. Conditions to Effectiveness. The effectiveness of the foregoing amendments is subject to (a) the receipt by each holder of Notes of a copy of an amendment to the Bank Credit Agreement, in the form of Exhibit A attached hereto (the "Bank Amendment"), duly executed and delivered by the requisite number of lenders under the Bank Credit Agreement to render the Bank Amendment effective and Bank of America, as agent thereunder (collectively, the "Bank Group"), which shall have become effective prior to or concurrent with the effectiveness of the amendments under this letter agreement, (b) the receipt by each holder of Notes, in immediately available funds, of an amendment fee in an amount equal to 0.10% of the aggregate outstanding principal amount of Notes held by such Person at the time such fee is received, (c) the receipt by each Person entitled thereto, in immediately available funds, of the Initial Fee (as defined

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Navigant International, Inc.
March 19, 2003
Page Four

below), (d) the receipt by Cooley Godward LLP of its legal fees and costs in connection with the preparation, negotiation, execution and delivery of this letter agreement and (e) the receipt by each holder of Notes of evidence satisfactory to it that the amendments of the Note Purchase Agreements effected under this letter agreement, including, without limitation, the amendment of
Section 10.5 of each of the Note Purchase Agreements, have been approved by the Lenders party to the Bank Credit Agreement in accordance with Section 11.6 thereof.

     3. Representations and Warranties. The Company hereby certifies that (a) each of the representations and warranties set forth in Section 5 of each Note Purchase Agreement is true, correct and complete as of the date hereof and as of the effectiveness of the foregoing amendments (except to the extent such representations and warranties expressly relate to another date, in which case such representations and warranties are true, correct and complete as of such other date), (b) no Default or Event of Default under any Note Purchase Agreement will exist upon giving effect to the amendments under this letter agreement and the Bank Amendment, and (c) the Bank Group is not receiving any remuneration for the Bank Amendment except as set forth in the Bank Amendment.

     4. Approval of Bank Amendment. Each of the undersigned holders of Notes hereby approves the amendment of the Bank Credit Agreement, including, without limitation, the amendment to Section 7.9(a) (Consolidated Leverage Ratio) thereof, in each case as set forth in the Bank Amendment.

     5. Additional Consideration. As consideration for the foregoing amendments (and in addition to the fee described in clause (b) of Section 2 of this letter agreement), the Company shall pay:

          (a) a fee (the "Initial Fee"), payable to each Person that held Notes during the fiscal quarter ended December 29, 2002, in an amount equal to the average unpaid aggregate principal balance of Notes held by such Person during such fiscal quarter multiplied by a quotient, where the numerator is the number of days during such fiscal quarter that such Person held its Notes and the denominator is 360, multiplied by the applicable number of basis points per annum set forth in the table below based on the ratio of (i) Consolidated Debt on December 29, 2002, to (ii) Consolidated EBITDA, based upon the financial statements of the Company and its Restricted Subsidiaries for the four fiscal quarter period ended on December 29, 2002; and

          (b) a fee (the "Subsequent Fee"), payable to each Person that held Notes during the fiscal quarter ended March 30, 2003, in an amount equal to the average unpaid aggregate principal balance of Notes held by such Person during such fiscal quarter multiplied by a quotient, where the numerator is the number of days during such fiscal quarter that such Person held its Notes and the denominator is 360, multiplied by the applicable number of basis points per annum set forth in the table below based on the ratio of (i) Consolidated Debt on March 30,

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Navigant International, Inc.
March 19, 2003
Page Five

2003, to (ii) Consolidated EBITDA, based upon the financial statements of the Company and its Restricted Subsidiaries for the four fiscal quarter period ended on March 30, 2003.

Debt to EBITDA               Basis Points Per Annum
------------------------     ----------------------
**** 3.00:1.00                          50
**** 2.75:1.00 * 3.00:1.00              25
   * 2.75:1.00                          None

**** denotes greater than or equal to
*    denotes less than

The Initial Fee payable to each Person described above shall be paid in immediately available funds on or prior to the effectiveness of the amendments under this letter agreement, and the Subsequent Fee payable to each Person described above shall be paid in immediately available funds on May 20, 2003. An Event of Default shall occur if the Company defaults in the payment of the Subsequent Fee required under this Section 5 for more than five Business Days after the same becomes due and payable. Notwithstanding the foregoing, if on any date when such fee is payable the financial statements and certificate of a Senior Financial Officer necessary to compute such fee in accordance with the immediately preceding sentence have not been delivered to each holder of Notes pursuant to the requirements of Section 7.1 and 7.2, respectively, of the Note Purchase Agreements, then the number of basis points to compute the amount of the fee payable on such date shall be deemed to be 50.

     6. No Waiver. The amendments and agreements set forth in this letter amendment shall be limited precisely as written and shall not be deemed to be
(a) an amendment, consent or waiver of any other terms or conditions of any Note Purchase Agreement or any other Transaction Document, (b) a waiver of any right or remedy of the holders of the Notes pursuant to the Transaction Documents or
(c) a consent to any future amendment, consent or waiver of any provision of the Note Purchase Agreements or any other Transaction Document. Except as expressly set forth in this letter amendment, each Note Purchase Agreement and the other Transaction Documents shall continue in full force and effect.

     7. Counterparts; Effectiveness. This letter amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

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Navigant International, Inc.
March 19, 2003
Page Six

                                        Very truly yours,

                                        The Prudential Insurance Company
                                        of America


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        Security Life of Denver Insurance
                                        Company
                                        USG Annuity & Life Company
                                        Reliastar Life Insurance Company
                                        Reliastar Life Insurance Company Of
                                        New York
                                        Security Connecticut Life Insurance
                                        Company
                                        By: ING Investment Management LLC,
                                            as Agent of each of the foregoing


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        Teachers Insurance And Annuity
                                        Association Of America


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        The Guardian Life Insurance Company
                                        Of America


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

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Navigant International, Inc.
March 19, 2003
Page Seven

                                        Hartford Life Insurance Company

                                        By: Hartford Investment Services, Inc.,
                                        its agent and attorney-in-fact


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

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Navigant International, Inc.
March 19, 2003
Page Eight

The foregoing is hereby accepted and agreed to as of the date first above written.

Navigant International, Inc., a Delaware corporation


By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------

The undersigned Guarantors consent and agree to the foregoing.

               NAVIGANT INTERNATIONAL/NORTH CENTRAL, INC., an Illinois corporation
               NAVIGANT INTERNATIONAL/SOUTHWEST, LLC,
               a Delaware limited liability company
               CORNERSTONE ENTERPRISES, INC.,
               a Massachusetts corporation
               NAVIGANT INTERNATIONAL/SOUTHEAST, INC.,
               a North Carolina corporation
               NAVIGANT INTERNATIONAL/NORTHEAST, INC.,
               a Connecticut corporation
               NAVIGANT INTERNATIONAL UK HOLDINGS, INC.
               a Delaware corporation
               NAVIGANT CRUISE CENTER, INC.,
               a Delaware corporation
               NAVIGANT INTERNATIONAL/ROCKY MOUNTAIN, INC., a Colorado corporation
               SCHEDULED AIRLINES TRAFFIC OFFICES, INC., a Delaware corporation
               NAVIGANT INTERNATIONAL/NORTHWEST, INC., a
               Washington corporation
               ENVISION VACATIONS, INC., a Michigan corporation


               By:
                  -------------------------------------
               Name:  John S. Coffman
               Title: Vice President of each
                      of the foregoing Guarantors

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Navigant International, Inc.
March 19, 2003
Page Nine

               NAVIGANT INTERNATIONAL/SOUTH CENTRAL, LP, a Texas limited partnership

               By: ATLAS TRAVEL GP, INC.,
                   a Texas corporation


               By:
                  -------------------------------------
               Name:  John S. Coffman
               Title: Vice President

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                                    Exhibit A

                                 Bank Amendment